CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
I, Martin J. Vanderploeg, President and Chief Executive Officer of Workiva Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: August 7, 2018	/s/ Martin J. Vanderploeg, Ph.D. Martin J. Vanderploeg, Ph.D. President and Chief Executive Officer (Principal Executive Officer)